                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for the undersigned and in the undersigned's name, place and stead, in any and all capabilities to sign the Registration Statement on Form S-3 in connection with the issuance of up to $2.0 billion of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Dated: January 7, 2002                        /s/ Paul A. Allaire
                                              -------------------------------
                                              Paul A. Allaire

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for the undersigned and in the undersigned's name, place and stead, in any and all capabilities to sign the Registration Statement on Form S-3 in connection with the issuance of up to $2.0 billion of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Dated:  January 7, 2002                       /s/ John H. Bryan
                                              -------------------------------
                                              John H. Bryan

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for the undersigned and in the undersigned's name, place and stead, in any and all capabilities to sign the Registration Statement on Form S-3 in connection with the issuance of up to $2.0 billion of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Dated:  January 8, 2002                       /s/ Charles W. Coker
                                              -------------------------------
                                              Charles W. Coker

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for the undersigned and in the undersigned's name, place and stead, in any and all capabilities to sign the Registration Statement on Form S-3 in connection with the issuance of up to $2.0 billion of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Dated:  January 8, 2002                       /s/ James S. Crown
                                              -------------------------------
                                              James S. Crown

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for the undersigned and in the undersigned's name, place and stead, in any and all capabilities to sign the Registration Statement on Form S-3 in connection with the issuance of up to $2.0 billion of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Dated:  January 7, 2002                       /s/ Willie D. Davis
                                              -------------------------------
                                              Willie D. Davis

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for the undersigned and in the undersigned's name, place and stead, in any and all capabilities to sign the Registration Statement on Form S-3 in connection with the issuance of up to $2.0 billion of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Dated:  January 7, 2002                       /s/ Vernon E. Jordan, Jr.
                                              -------------------------------
                                              Vernon E. Jordan, Jr.

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for the undersigned and in the undersigned's name, place and stead, in any and all capabilities to sign the Registration Statement on Form S-3 in connection with the issuance of up to $2.0 billion of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Dated:  January 12, 2002                      /s/ James L. Ketelsen
                                              --------------------------------
                                              James L. Ketelsen

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for the undersigned and in the undersigned's name, place and stead, in any and all capabilities to sign the Registration Statement on Form S-3 in connection with the issuance of up to $2.0 billion of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Dated:  January 8, 2002                       /s/ Joan D. Manley
                                              --------------------------------
                                              Joan D. Manley

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for the undersigned and in the undersigned's name, place and stead, in any and all capabilities to sign the Registration Statement on Form S-3 in connection with the issuance of up to $2.0 billion of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Dated:  January 7, 2002                       /s/ Rozanne L. Ridgway
                                              -------------------------------
                                              Rozanne L. Ridgway

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for the undersigned and in the undersigned's name, place and stead, in any and all capabilities to sign the Registration Statement on Form S-3 in connection with the issuance of up to $2.0 billion of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Dated:  January 7, 2002                       /s/ Richard L. Thomas
                                              --------------------------------
                                              Richard L. Thomas

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for the undersigned and in the undersigned's name, place and stead, in any and all capabilities to sign the Registration Statement on Form S-3 in connection with the issuance of up to $2.0 billion of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Dated:  January 11, 2002                      /s/ John D. Zeglis
                                              -------------------------------
                                              John D. Zeglis